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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

               Date of Report ( date of earliest event reported):
                                November 28, 2000
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                                  CHIPPAC, INC.
             (Exact name of registrant as specified in its charter)
       Delaware                    333-91641                     77-0463048
(State or other jurisdiction   (Commission File Number)        (IRS Employer
                               Identification No.)            of incorporation)

                               3151 Coronado Drive
                         Santa Clara, California 95054
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                    (Address of principal executive offices)
                                   (Zip Code)

        Registrant's telephone number, including area code: (408)426-5900

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.  INTENDED ACQUISITION OF VIKO TEST LABS


     On November 28, 2000, ChipPAC, Inc., announced its intention to acquire VIKO Test Labs, a division of VIKO Technology, Inc. VIKO Test Labs is one of the semiconductor industry's premiere providers of burn-in, electrical test, package qualification, and failure analysis services. The company, with facilities in Santa Clara, California, and Austin, Texas, is a division of VIKO Technology, Inc. which was established over 20 years ago. The specialized resources and expertise of VIKO Test Labs, combined with ChipPAC's already extensive technical capabilities, will enhance ChipPAC's support in the development phase of its customer's products, particularly in the critical early stages of device design and manufacture planning. The cash and stock transaction is expected to close in January 2001 and to be accretive to full year 2001 earnings.



     This announcement includes forward-looking statements, as that term is defined in the Private Securities Reform Act of 1995, which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward looking statements include statements regarding the closing of the acquisition and accretion to year 2001 earnings, VIKO's resources and expertise, expected continued demand for ChipPAC's services and products, growth in end markets, access to new customers, and ability to capitalize on growth in the semiconductor industry. Some of these risks and uncertainties are detailed in documents filed with the Securities and Exchange Commission, and include, but may not necessarily be limited to the possibility that the deal may not close in January 2001, or at all, fluctuations in customer demand, raw material costs, exchange rates, timing and success of new product and service introductions, competitive conditions in the semiconductor foundry industry, the ongoing quality of ChipPAC and VIKO's services, and the ability of the principal suppliers to provide materials and equipment on a timely and cost competitive basis.


                                    SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                                 ChipPAC, Inc.
Date: December 1, 2000                           By: /s/ Robert Krakauer
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                                                     Robert Krakauer
                                                     Senior Vice President and
                                                     Chief Financial Officer